Exhibit 10.4

RAIL CAR SUBLEASE AGREEMENT

This Rail Car Sublease Agreement (“Agreement”) is made and entered into on the 4th day of May, 2012, by and among GAVILON, LLC, a Delaware limited liability company (“Gavilon”), ABE SOUTH DAKOTA, LLC, a Delaware limited liability company (“Producer I”), and ABE Fairmont, LLC, a Delaware limited liability company (“Producer II”) (the entity performing under this Agreement in accordance with Section 1 herein, either Producer I or Producer II, being the “Producer”), and the Producer and Gavilon are herein collectively referred to as the “Parties” and individually referred to as a “Party”).

WHEREAS, Producer has agreed to sublease from Gavilon certain railcars per the terms of this Agreement; and

WHEREAS, This Agreement is being executed simultaneously with (i) that certain Ethanol Marketing Agreement between Gavilon and Producer I, (ii) that certain Distiller’s Grains Marketing Agreement between Gavilon Ingredients, LLC, a Delaware limited liability company, and Producer I, (iii) that certain Ethanol Marketing Agreement between Gavilon and Producer II, and (iv) that certain ABE LOC (as defined in Section 18 below) (collectively, with this Agreement, the “Transaction Agreements”); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Producer Parties. Each of the Parties hereby acknowledge and agree that:

A.	Notwithstanding anything herein contained to the contrary, in the event Producer I’s senior lenders, as coordinated by the senior lenders’ administrative agent WestLB Ag, approves this Agreement on or before October 1, 2012 (such event being an “Approval”), then (i) Producer II shall be fully and forever released from any and all further liability and obligations hereunder, (ii) all references to Producer hereunder shall mean Producer I, (iii) Exhibit D shall be deemed null and void, (iv) the definition of “Transaction Agreements” will be revised to exclude that certain Ethanol Marketing Agreement dated of even date hereof between Gavilon and Producer II; and (v) the agreements listed in Exhibit E (the “Existing Lease”) shall be deemed terminated with regard to the GATX cars without penalty as of the date upon which Producer notifies Gavilon of an approval, whereupon each Party shall fulfill all obligations arising under the Existing Lease with regard to the GATX cars prior to such termination and the Existing Lease shall continue with regard to fourteen (14) ACFX cars as described on Exhibit E.

*	indicates material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the Securities and Exchange Commission

B.	Notwithstanding anything herein contained to the contrary, in the event Producer I’s senior lenders, as coordinated by the senior lenders’ administrative agent WestLB Ag, do not approve this Agreement on or before October 1, 2012 (such event being a “Non Approval”), then (i) Producer I shall be fully and forever released from any and all liability and obligations hereunder provided that Gavilon has drawn fully on the ABE LOC, (ii) all references to Producer hereunder shall mean Producer II, (iii) Section 48 hereof shall be deemed null and void, (iv) Producer I shall continue to perform the Existing Lease, (v) Exhibit A attached hereto shall be deemed null and void and Exhibit D will thereupon replace Exhibit A for all purposes hereunder, and (vi) the definition of “Transaction Agreements” will be revised to include only this Agreement and that certain Ethanol Marketing Agreement dated of even date hereof between Gavilon and Producer II.

C.	Producer shall provide email or other written evidence to Gavilon of such Approval or Non Approval by WestLB Ag on or before 5:00 p.m. CDT on October 2, 2012.

2.	Commencement Date. This Agreement shall become effective as of the date first written above. All railcars as listed in Exhibit A (the “Car” or “Cars”), attached hereto and incorporated into this Agreement by reference, are currently in Producer’s possession. The leases of the Cars by Gavilon to Producer hereunder shall commence on the earlier of (such earlier date being the “Commencement Date”): (i) the date upon which Producer notifies Gavilon of an Approval; or (ii) October 1, 2012.

3.	Termination Date. The termination date for the lease of each Car is the later of, the expiration date listed in Exhibit A for each Car (“Expiration Date”), or the date a Car is returned to Gavilon’s specified return point. Rent is payable by Producer until the later of the Expiration Date or when a Car is delivered to Gavilon’s specified return point, provided, however, in the event any Car is not delivered to Gavilon’s specified return point within 45 days after the Expiration Date, Producer hereby agrees to pay an additional $100 per month per Car over the Rental Rate specified in Exhibit A for every month past due, prorated for any partial months. Producer is to use commercially reasonable efforts to return the Cars as promptly as possible following the Expiration Date. This Agreement will remain in force until each Car is returned.

4.	Description of Rail Cars. The number and description of the Cars subject to lease hereunder are as shown on Exhibit A. Gavilon represents and warrants that it has all necessary rights to sublease the Cars to Producer pursuant to this Agreement and that it is not in violation of any terms of and no default exists with respect to the Master Agreement (as defined in Section 6) to which the Cars relate and Gavilon is a Party

5.	Rental Rate. The rental rate for each Car is listed in Exhibit A; provided, however, until an Approval occurs the rental rate for Cars under the Existing Lease shall continue with regard to Producer I and only the rental rate for Cars set forth on Exhibit D shall apply to Producer II. After an Approval, the rental rate for each Car listed in Exhibit A shall thereafter apply and the provisions of Section 48 shall be accomplished. Rent will be prorated for partial months.

6.	Maintenance Responsibility. This is a full service sublease. Maintenance of and repairs to the outlet caps and chains, gauging devices and mobile unit travel time and mileage will be for the account of Producer. Producer will pay for the repair of all damages, including corrosion damage and abuse, other than those associated with ordinary wear and tear. Any freight cost to move Cars to and from a repair shop during the term of the Amendment is for the account of Producer. In addition to the maintenance responsibilities as set forth in this Section 6, Producer shall also maintain each Car in accordance with the provisions of (i) that certain GATX Rail Car Service Contract (Contract No. 9258), dated September 1, 2008, by and between Gavilon and GATX Corporation, a New York corporation (“GATX”); (ii) that certain Amendment No. 1 to Contract No. 9258, dated September 1, 2008, by and between Gavilon and GATX; (iii) that certain Rider No. 5 to Car Service Contract No. 9258, dated October 1, 2008, by and between Gavilon and GATX; (iv) that certain Amendment No. 1 to Rider No. 5, dated October 31, 2008, by and between Gavilon and GATX; (v) that certain Rider No. 6 to Car Service Contract No. 9258, dated October 1, 2008, by and between Gavilon and GATX; (vi) that certain Amendment No. 1 to Rider No. 6, dated October 31, 2008, by and between Gavilon and GATX; (vii) that certain Rider No. 7 to Car Service Contract No. 9258, dated October 1, 2008, by and between Gavilon and GATX; (viii) that certain Amendment No. 1 to Rider No. 7, dated October 31, 2008, by and between Gavilon and GATX; (ix) that certain Letter Agreement, dated April 9, 2012, by and between Gavilon and GATX (which amends Rider No. 7); and that certain e-mail dated Tuesday, April 24, 2012 @ 1:46 PM from George Economy (at GATX) to Shaun Meiners (at Gavilon) approving unit train use (collectively, the “Master Agreement”), all as set forth on Exhibit B attached hereto and incorporated herein by this reference. By entering into this Agreement, Producer agrees to assume and fulfill Gavilon’s requirements to GATX as set forth in the Master Agreement.

7.	Payment Terms. Gavilon shall invoice Producer for rent on the Cars on the first of each calendar month for such month, and Producer’s payment shall be due ten (10) days from its receipt of the invoice. In the event that Producer does not make payments within such 10-day period, Producer shall also pay interest to Gavilon on any such overdue amounts at the rate of 1% over the prime rate of interest quoted by Citibank N.A. per month until paid. Upon execution of this Agreement, Producer shall provide Gavilon with the ABE LOC, all as further described in Section 18 below.

8.	Freight Charges. Upon expiration of this Agreement, Producer shall be responsible for any railroad freight charges accrued in connection with the delivery of each Car to Gavilon’s designated return point.

9.	Mileage. Producer agrees that Cars will move on freight rates with zero (0) mileage payoffs. Producer shall also be responsible for empty mileage equalization charges associated with leased Cars during the term of this Agreement, and Producer shall pay Gavilon for any excess mileage charges in accordance with the terms of the Master Agreement.

10.	Inspection. Inspection of all Cars which were not previously leased by Producer from Gavilon is to be done by an independent qualified third party mutually agreed to by the Producer and Gavilon, and paid for by the Producer. From the date of this Agreement, it shall be the responsibility of the Producer to ensure the inspection and written notice of any defect and rejection is delivered to Gavilon within fifteen (15) days after the initial empty return of each Car to the Producer after the date of this Agreement. Notice to Gavilon must be in writing and describe the specific reasons for any rejection. Failure by the Producer to inspect and notify Gavilon within the fifteen (15) days after empty return, and/or the loading of any Car by Producer shall constitute acceptance of the Car and acknowledgment the Car is in good repair and operating condition. Producer shall indemnify and hold Gavilon harmless from all claims resulting from conditions which have or should have been determined from such inspection. Additionally, Producer shall be responsible for any loss of or damage (including corrosion damage) to any commodity, or to any Car or part thereof caused by the commodity contained therein or incurred in the process of loading or unloading such commodity, or caused by the chemical environment in which the Car is loaded, unloaded or stored. Notwithstanding the foregoing provisions of this Section 10, Producer shall not be responsible for any loss or damage when GATX is responsible for the same as set forth in the Master Agreement.

11.	Cleaning and Return. Producer shall be responsible for all Car cleaning costs incurred during the term of this Agreement, including, but not limited to, Car cleaning required for Car repair work and /or compliance testing. Producer shall return Cars to a return point designated by Gavilon, clean, with bottom outlet valves and safety appliances intact, and in the same condition with all parts, equipment and accessories as when delivered to Producer, ordinary wear and tear excepted, and free from all accumulations or deposits from commodities transported in or on the Cars while in the service of Producer. If any Car is not returned to Gavilon free from such accumulations or deposits, Producer shall reimburse Gavilon for any expense incurred by Gavilon in cleaning such Cars. Producer shall provide Gavilon with a minimum of thirty (30) days’ advance notice of the return date for each Car, including advice of the last contents of each such Car. In the event that Producer does not return a Car as required under the terms of this Agreement, Customer shall, in addition to any other obligation set forth under the terms of this Agreement, pay a service charge to Gavilon in the amount of 200% of the then-current rate for such Car.

12.	Commodity. Producer shall use Cars exclusively in Producer’s own service for the purpose of transporting ethanol.

13.	Load Limits. Producer agrees to load Cars in accordance with AAR Interchange and DOT Rules. To the extent that any unauthorized overloading occurs, Producer will indemnify and hold harmless Gavilon and its officers, directors, employees, contractors, and agents from and against any and all loss, cost, liability, claim, damage, fine or expense relating to any act, occurrences or other events of loss from the loading of any Car in an unauthorized amount during the term of this Agreement. Producer will further indemnify Gavilon against any damage to the Car caused by excess loading on rail and will, immediately upon demand, pay to Gavilon the full cost of any repairs made necessary and such payment will be treated as additional rent due under this Agreement.

14.	Cars Subject to Mortgage, Deed of Trust, Equipment Trust or Assignment. This Agreement and Producer’s rights are subject and subordinate to the rights of any lender, owner or other party which finances the Cars. Some of the Cars may be subject to the terms of a Mortgage, Deed of Trust, Equipment Trust, Pledge or Assignment or similar security arrangement. The Cars may be stenciled or marked to state the ownership of such Cars in the name of a mortgagee, trustee, pledgee, assignee or security holder. This Agreement and the rents may have been assigned or may in the future be assigned to the holder of the superior lien on each Car (as determined by the filings with the Surface Transportation Board or successor entity). However, Producer must pay all rents as and when due to Gavilon until notified to the contrary by any third party reasonably demonstrating to Producer’s satisfaction that such party is the assignee of this Agreement or the rents and is entitled to be paid directly by Producer. Producer consents to and accepts any such assignments.

15.	Casualty Cars.

A.	If any Car is destroyed or damaged beyond repair while not in the possession, custody or control of Producer or Producer’s agent or shipper and such destruction or damage of a Car has been reported in accordance with the Interchange Rules, such Car will be removed from the rental calculations on the date Car hire ceases as set forth in Rules 7 and 8 of the AAR’s Code of Car Hire. Gavilon shall be entitled to all casualty proceeds from the Car.

B.	If any Car, while in the possession, custody or control of Producer or Producer’s agent or shipper, is destroyed or damaged, Producer shall promptly notify Gavilon in writing of such damage or destruction. If a Car is totally destroyed, damaged or beyond economic repair, as reasonably determined by Gavilon, the settlement value will be calculated using AAR Rule 107, and Producer will remit to Gavilon within the earlier of (i) 30 days of receipt of an invoice from Gavilon; or (ii) 90 days of the damage or destruction date. If any Car is totally damaged or destroyed, the rent for such Car will cease to accrue when Gavilon receives notification of such damage.

16.	High Mileage Utilization. Upon receipt of Gavilon’s invoice, Producer will pay to Gavilon in a lump sum the Hi-U Amount for each Car on a calendar basis. The “Hi-U Amount” is the product derived by multiplying the Hi-U Charge for each Car by the Excess Mileage attributed to such Car if the Excess Mileage amount is greater than 1. The formula for determining Excess Mileage of a Car is:

Excess Mileage = Actual Miles Reported -	Hi-U Threshold Miles x Number of Days in Service
Number of Days in the Calendar Year

Where:

•	The Hi-U charge is $0.03;

•	The Hi-U Threshold Miles are 36,000;

•	The Actual Miles Reported is the total of the Car’s miles reported by the railroads in a calendar year; and

•	Days in Service is the total number of days during the applicable calendar year that rent is accruing minus the days the Car is in the shop.

17.	Warranty; Liability. PRODUCER ACKNOWLEDGES THAT GAVILON IS NOT THE MANUFACTURER OF THE CARS AND THAT GAVILON MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION REPRESENTATIONS OR WARRANTIES WITH RESPECT TO MERCHANTABILITY, VALUE, CONDITION, QUALITY, DESIGN, CAPACITY, MATERIAL WORKMANSHIP, FITNESS OR SUITABILITY FOR ANY PURPOSE OR OTHERWISE BY PRODUCER. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, GAVILON PROVIDES THE CARS “AS-IS” AND WITH ALL FAULTS, AND ALL RISK, AS BETWEEN PRODUCER AND GAVILON, SHALL BE BORNE BY PRODUCER, AT PRODUCER’S EXPENSE UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF GAVILON. EXCEPT FOR GAVILON’S GROSS NEGLIGENCE AND WILLFUL MISCONDUCT, GAVILON WILL NOT BE LIABLE TO PRODUCER OR ANY PARTY FOR ANY LOSS OR DAMAGE TO REVENUES, PROFITS, OTHER ECONOMIC LOSS OR GOODWILL OR OTHER SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, ANY CARS, OR THE TRANSACTIONS CONTEMPLATED HEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, PRODUCER AGREES THAT IN NO EVENT SHALL GAVILON’S AGGREGATE LIABILITY ARISING UNDER, WITH RESPECT TO OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE PAYMENTS ACTUALLY RECEIVED FROM PRODUCER HEREUNDER.

18.	Letter of Credit. In the event of an Approval, Sections 18A through 18E will be valid and enforceable. In the event of a Non Approval, Sections 18C through 18E shall be deemed null and void and only Sections 18A and 18B will be valid and enforceable. As partial consideration for Gavilon entering into this Agreement and the other Transaction Agreements, Producer’s parent company, Advanced BioEnergy, LLC, a Delaware limited liability company, shall post an irrevocable and non-transferable standby letter of credit for the benefit of Gavilon in the amount of $2,500,000 (“LOC Amount”), all in a form as agreed upon by Gavilon (the “ABE LOC”). The ABE LOC shall include, but not be limited to, the following terms:

A.	In the event that the lease term for the individual Cars as set forth on Exhibit A are not hereafter extended or otherwise amended, the LOC Amount shall be decreased to (i) $2,000,000 on July 1, 2017 and (ii) $1,500,000 on July 1, 2018. There shall be no requirement to replace or renew the ABE LOC after it has been drawn upon. Any reference to the “LOC Amount” shall refer to the lesser amounts as set forth herein after the applicable dates referenced unless the lease term for the individual Cars as set forth on Exhibit A are hereafter extended or otherwise amended, in which case the original LOC Amount shall remain in place unless the Parties otherwise agree.

B.

Geneva State Bank, or some other financial institution deemed acceptable to Gavilon (“Lender”), shall allow Gavilon to draw upon the ABE LOC in the full LOC Amount upon Gavilon’s written notice to Lender, with a copy to Producer, stating that there has been (i) an Event of Default by Producer under the terms of this Agreement; or (ii) a Non-Approval. There will be no further obligation for an ABE LOC hereunder: (i) after payment of the LOC Amount to Gavilon; (ii) sixty (60) days after expiration or termination of this Agreement; or (iii) upon a transfer or an assignment of this Agreement pursuant to a Purchaser Change of Control (as defined in Section 28) if Gavilon has reasonably determined, in its sole discretion, that neither the succeeding party nor the Producer needs to provide a letter of credit.

C.	After drawing the full LOC Amount, Gavilon shall provide written notice to Producer of all amounts due under the terms of this Agreement as of the date of Gavilon’s notice to Lender. Thereafter, Gavilon shall work in good faith to mitigate Producer’s damages under the terms of this Agreement by trying to re-lease the Cars to other users, all upon terms deemed reasonable by Gavilon (the “New Lease(s)”). In the event that Gavilon receives net revenues from the New Lease(s) during the remaining term of this Agreement which results in total damages owed by Producer to Gavilon to fall below the full LOC Amount drawn by Gavilon, then Gavilon shall reimburse Producer for the difference between the LOC Amount and the actual damages owed by Producer to Gavilon under the terms of this Agreement. Any calculation of “net revenues” received by Gavilon under the New Lease(s) shall exclude (i) any taxes imposed on the Cars due to re-leasing, and (ii) all costs and expenses incurred by Gavilon to (x) obtain possession of the Cars, (y) re-lease the Cars to third parties under the New Lease(s), including any reasonable internal personnel costs as determined by Gavilon, and (z) enforce this Agreement and the New Lease(s).

D.	Producer acknowledges and agrees that Gavilon’s obligation to reimburse Producer for any differences between the LOC Amount and the actual damages incurred by Gavilon (as outlined in Section 18C above) shall not impact, alter or diminish Gavilon’s right to draw upon the ABE LOC in the full LOC Amount and/or to enforce any of its other remedies as set forth in this Agreement.

E.	Producer and its affiliates shall have reasonable audit rights over Gavilon’s mitigation efforts and related books and records in Section 18C and 18D above for as long as reasonably necessary even after the termination of this Agreement. Gavilon will cooperate with all of Producer’s reasonable audit requests.

19.	Indemnification.

A.	Except as may otherwise be provided in this Agreement, Producer shall indemnify, defend and hold harmless Gavilon, its affiliates and their respective officers, directors, employees, agents, members, managers, shareholders and representatives (collectively “Gavilon Indemnitees”) from and against any and all claims, liabilities, actions, losses, damages, fines, penalties, costs and expenses including reasonable attorneys’ fees (collectively “Damages”) actually suffered by the Gavilon Indemnitees resulting from: (x) the gross negligence or willful misconduct of Producer, its operating subsidiaries, or any of their officers, directors, employees, agents, representatives and contractors; or (y) any breach of the Transaction Agreements by Producer.

B.	Except as may otherwise be provided in this Agreement, Gavilon shall indemnify, defend and hold harmless Producer, its affiliates and their respective officers, directors, employees, agents, members, managers, shareholders and representatives (collectively “Producer Indemnitees”) from and against any and all Damages actually suffered by the Producer Indemnitees resulting from: (x) the gross negligence or willful misconduct of Gavilon, its operating subsidiaries, or any of their officers, directors, employees, agents, representatives and contractors hereunder; (y) any breach of the Transaction Agreements by Gavilon; or (z) any breach of the Master Agreement by Gavilon prior to or subsequent to the date of this Agreement.

20.	Event of Default. A default shall mean with respect to a Party, the occurrence of any of the following events (and an “Event of Default” shall mean a default that has not been timely cured pursuant to Section 21):

A.	The failure to make, when due, any payment required pursuant to this Agreement;

B.	Any representation or warranty made by such Party herein is false or misleading in any material respect when made or when deemed made;

C.	The failure to perform any material covenant, condition, or obligation set forth in this Agreement;

D.	Any Party herein shall (i) become subject to any foreclosure proceeding by such Party’s primary lender or other material creditor(s), or (ii) become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; any Party hereunder shall file a voluntary petition in bankruptcy, or seek reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Code, Title 11 of the United States Code, as amended or recodified from time to time, or under any state or federal law granting relief to debtors (collectively “Bankruptcy”); or

E.	Any Party herein shall default on any payment obligation with such Party’s primary lender or other material creditor(s), or such other Party has received notice of acceleration or demand for payment from such Party’s primary lender or any other material creditor(s), and such payment obligation default is not cured or the primary lender or material creditor does not forbear such payment obligation default, acceleration or demand for payment within ten (10) days following such default or notice.

21.	Right to Cure. If a default arising (i) under Section 20A is not cured within five (5) days after receipt of a notice thereof from the non-default party, or (ii) under Section 20B or 20C is not cured within fifteen (15) days after receipt of a notice thereof from the non-default party; then the non-defaulting Party may, at any time after the applicable cure period, terminate this Agreement by written notice. Notwithstanding the foregoing provision, no cure period shall apply to a default arising under Section 20D or 20E, and Producer or Gavilon may, upon the occurrence of a default by the other Party arising under Section 20D or 20E, immediately suspend further performance under this Agreement, with or without giving notice of such default or notice of termination.

22.	Non-Waiver of Future Default. No waiver by either Party of any Event of Default by the other Party in the performance of any of the provisions of this Agreement or any other Transaction Agreement will operate or be construed as a waiver of any other or future Event of Default or defaults, whether of a like or of a different character.

23.	Cross Default. The occurrence and continuance of an Event of Default under any other Transaction Agreement shall constitute, at the election of the non-defaulting Party, in its sole and absolute discretion, an Event of Default under this Agreement or any of the other Transaction Agreements (together the “Cross Default”). Upon the occurrence of any Cross Default, Gavilon shall have the right to draw upon the ABE LOC in the full LOC Amount. A waiver of a Cross Default by the non-defaulting Party pursuant to this Section shall not operate or be construed as a waiver of any other Event of Default or Cross Default.

24.	Financials. Producer agrees to provide Gavilon with such accounting, financial and other information as may be requested in order for Gavilon to monitor and assess Producer’s credit status during the term of this Agreement. For all periods of time while (i) Producer’s parent corporation is a publicly reporting company and (ii) the ABE LOC remains in place and available for up to its full amount, Gavilon acknowledges that Producer shall have no obligation to provide any financial information to Gavilon except for (A) information available on EDGAR with regard to Producer’s parent corporation’s financials and (B) information circulated or discussed by or among the Producer’s Risk Management Committee as disclosed to Gavilon in accordance with certain of the Transaction Agreements.

25.	Rights and Obligations on Termination or Default.

A.	Upon termination of or an Event of Default under this Agreement, any rights of Gavilon or Producer to payments (i) accrued through any termination of this Agreement or (ii) which would otherwise arise through the remaining term of this Agreement, shall become immediately due and payable, whereby any termination or an Event of Default under this Agreement shall result in an acceleration of all indebtedness owed by one Party to the other during the stated term of this Agreement.

B.	The rights and remedies under this Section are cumulative and not exclusive. Upon an Event of Default or termination, the non-defaulting Party shall additionally have such other and further rights as may be provided at law or in equity, including (i) all rights of set off as contained in this Agreement and (ii) acceleration of all amounts due from Producer to Gavilon under all of the Transaction Agreements.

26.	Insurance Requirements. During the term of this Agreement and for one (1) year thereafter, Producer and Gavilon shall be required to purchase, maintain and provide proof (via Certificate of Insurance) of the insurance set forth on Exhibit C.

27.	No Press Releases or Public Announcements. Except as otherwise mandated by applicable law, no Party may issue, or otherwise permit to be issued, any press release or other public announcement relating to the subject matter or existence of this Agreement without the prior written approval of the other Party, which approval may be withheld in such Party’s sole discretion. Notwithstanding anything herein contained to the contrary, Producer may file and release any and all information it is required to file, as reasonably determined by Producer, to comply with its securities filing and reporting requirements.

28.	Assignment. Gavilon may not assign this Agreement without the consent of Producer except that Gavilon may, without the consent of Producer: (i) transfer, sell, pledge, encumber or assign this Agreement, including the revenues or proceeds hereof, in connection with any financing arrangement of Gavilon; (ii) transfer or assign this Agreement to an affiliate of Gavilon; and (iii) have a Change of Control. Any assignee of Gavilon shall agree to be bound by the terms and conditions of the Transaction Agreements. Producer may not assign this Agreement without the consent of Gavilon except that Producer may, without the consent of Gavilon: transfer, sell, pledge, encumber or assign this Agreement, including the revenues or proceeds hereof, in connection with any financing arrangement of Producer. In the event of a Producer Change of Control, Producer shall assign this Agreement to the succeeding party, provided, however, such assignment has been approved by Gavilon, which approval shall not be unreasonable withheld, and provided that GATX (as defined in Section 33) has approved such assignment. Each Party will work in good faith as reasonably necessary to support, assist and cooperate with any approved assignment by the other Party. Any assignee of Producer shall agree to be bound by the terms and conditions of the Transaction Agreements. “Change in Control” means a change in the ownership of a Party, whereby such change results in any person or group (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), directly or indirectly, having the ability to control the governing body of such Party.

In the event that Producer desires to contract for any of the Cars directly with GATX at the time of any applicable renewal term for such Cars under the Master Agreement, Gavilon will not interfere with Producer and GATX entering into any such contract, whereupon the Master Agreement between Gavilon and GATX shall cease with regard to such Cars as of the Expiration Dates set forth on Exhibit A. In the event that Producer does not desire to contract for any of the Cars directly with GATX, or in the event that GATX refuses to enter into a contract with Producer, Gavilon shall have no obligation to renew the Master Agreement or continue with any sublease of the Cars to Producer after the expiration dates set forth on Exhibit A.

29.	Records. Producer and Gavilon will each establish and maintain at all times, true and accurate books, records and accounts relating to their own transactions under this Agreement in accordance with generally accepted accounting principles applied consistently from year to year in accordance with good industry practices. These books, records and accounts will be preserved by the applicable Party for a period of at least one (1) year after the expiration of the term of this Agreement.

30.	Audit of Records. Upon five (5) Business Days notice and during normal business hours, each Party or its designated auditor has the right to inspect or audit the books, records and accounts of the other Party relating solely to the transactions in this Agreement, provided the right to inspect or audit shall be limited to two (2) calendar years following the completion of any delivery of Product. Each Party’s audit rights as set forth in this Section shall survive the termination of this Agreement for a period of two (2) years following such termination. Any error or discrepancy detected which has led to an overpayment or an underpayment between the Parties shall be corrected by an appropriate balancing payment to the underpaid Party or by a refund by the overpaid Party.

31.	Dispute Resolution.

A.	The Parties shall make a diligent, good faith attempt to resolve all disputes before either Party commences arbitration with respect to the subject matter of any dispute. If the representatives of the Parties are unable to resolve a dispute within forty five (45) days after either Party gives written notice to the other of a dispute, either Party may, by sending a dispute notice to the other Party, submit the dispute to binding arbitration in accordance with the Governing Body Arbitration Rules, except as such Governing Body Arbitration Rules may be modified by this Agreement.

B.	An arbitration committee shall be appointed pursuant to the Governing Body Arbitration Rules unless the Parties otherwise agree to some other method of selecting one or more arbitrators.

C.	The site of the arbitration shall be determined by the Governing Body, unless otherwise agreed by the Parties.

D.	The Parties shall diligently and expeditiously proceed with arbitration. The arbitrator(s) shall decide the dispute by majority of the arbitrators (if applicable). The arbitrator(s) shall be instructed to render a written decision within forty five (45) days after the conclusion of the hearing or the filing of such briefs as may be authorized by the arbitrator(s), subject to any reasonable delay due to unforeseen circumstances. Except to the extent the Parties’ remedies may be limited by the terms of this Agreement, the arbitrator(s) shall be empowered to award any remedy available under the laws of the State of Nebraska including, but not limited to, monetary damages and specific performance. The arbitrator(s) shall not have the power to amend or add to this Agreement. The award of the arbitrator(s) shall be in writing and shall include reasons for such award and shall be signed by the arbitrator(s). Any award rendered shall be final and binding. Judgment rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

E.	The costs of such arbitration shall be determined by and allocated between the Parties by the arbitrator(s) in their award.

F.	This Section constitutes an independent contract between the Parties to, pursuant to the Governing Body Arbitration Rules (except as said Governing Body Arbitration Rules are modified by the express terms of this Agreement), arbitrate all disputes between the Parties related to this Agreement, including, without limitation, disputes regarding the formation of contract(s) and whether either Party is entitled to quasi-contractual or quantum meruit recovery from the other Party.

G.	Unless otherwise agreed in writing or as otherwise set forth in this Agreement, the Parties shall each continue to perform their respective obligations hereunder during any proceeding by the Parties in accordance with this Section; provided, however, Producer must remain current on its rent for the Cars during any proceeding between the Parties and Gavilon must perform and remain current on its rent to GATX for the Cars during any proceeding between the Parties.

32.	Inurement. This Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties, and Producer shall cause the same to be assumed by and to be binding upon any successor owner or operator of the Plants, provided that such successor or assign is reasonably acceptable to Gavilon.

33.	Master Agreement. As a condition to entering into this Agreement, Producer acknowledges that Gavilon obtained the consent of GATX to sublease the Cars to Producer, whereby such consent was subject to Producer’s agreement that (i) its rights to the Cars under the terms of this Agreement are subject and subordinate to Gavilon’s rights to the Cars under the Master Agreement and (ii) this Agreement is subject to all other terms and conditions of the Master Agreement except for the payment terms and the renewal terms (which are otherwise addressed in Section 28 above) set forth in the Master Agreement. Accordingly, Producer hereby acknowledges and agrees: (i) that its rights to the Cars under the terms of this Agreement are subject and subordinate to Gavilon’s rights to the Cars under the Master Agreement; (ii) that to the extent Gavilon owes obligations to GATX under the Master Agreement which are more stringent or onerous than the obligations owed by Producer to Gavilon under the terms of this Agreement, then the terms of the Master Agreement shall apply to the obligations owed by Producer to Gavilon; and (iii) to the extent not otherwise set forth in this Agreement, Producer shall fulfill all obligations owed by Gavilon to GATX under the terms of the Master Agreement. Notwithstanding anything herein contained, to the extent Gavilon fails to perform on or pay GATX pursuant to the Master Agreement, the Producer may terminate any payments due Gavilon hereunder and instead make such payments directly to GATX, and may continue doing so without being deemed to be a default or an Event of Default hereof. Such payments to GATX instead of Gavilon may continue until such time as Producer has received reasonable assurances from GATX and Gavilon that Gavilon’s performance and rental payments to GATX are current.

34.	Entire Agreement. This Agreement, together with the other Transaction Agreements, constitutes the entire Agreement between the Parties with respect to the subject matter contained herein and any and all previous agreements, written or oral, express or implied, between the Parties or on their behalf relating to the matters contained herein shall be given no effect. As a condition to entering into this Agreement, the Parties acknowledge that they must also enter into the other Transaction Agreements as partial consideration for this Agreement; provided, however, Producer acknowledges that certain of the other Transaction Agreements may terminate prior to this Agreement and, upon any such termination of the other Transaction Agreements in accordance with their terms, Producer shall still be bound by the terms of this Agreement except as otherwise set forth herein or as otherwise agreed upon by the Parties.

35.	Amendments. There will be no modification of the terms and provisions hereof except by the mutual agreement in writing signed by the Parties. Any attempt to so modify this Agreement in the absence of such writing signed by the Parties shall be considered void and of no effect.

36.	Governing Law. This Agreement will be interpreted, construed and enforced in accordance with the procedural, substantive and other laws of the State of Nebraska without giving effect to principles and provisions thereof relating to conflict or choice of law even though one or more of the Parties is now or may do business in or become a resident of a different state. Subject to Section 31, all disputes arising out of this Agreement shall be resolved exclusively by state or federal courts located in Omaha, Nebraska, and each of the Parties waives any objection that it may have to bring an action in any such court.

37.	Setoff.

A.	In addition to, and without limitation of, any rights hereunder, if Producer becomes insolvent, however evidenced, or upon any Event of Default on the part of Producer, and Producer fails to cure the Event of Default as permitted by Section 21 within the applicable period specified therein, then any and all amounts due and owing by Producer under this Agreement, and any other Transaction Agreement may be applied by Gavilon toward the payment of amounts due and owing to Producer under this Agreement, and any other Transaction Agreement. This right of setoff shall be without prejudice and in addition to any right of setoff, net income, recoupment, a combination of accounts, lien, charge or the right to which Gavilon is at any time otherwise entitled (whether by operation of law, by contract or otherwise).

B.	In addition to, and without limitation of, any rights hereunder, if Gavilon becomes insolvent, however evidenced, or upon any Event of Default on the part of Gavilon, and Gavilon fails to cure the Event of Default as permitted by Section 21 within the applicable period specified therein, then any and all amounts due and owing by Gavilon under this Agreement, and any other Transaction Agreement may be applied by Producer toward the payment of amounts due and owing to Gavilon under this Agreement, and any other Transaction Agreement. This right of setoff shall be without prejudice and in addition to any right of setoff, net income, recoupment, a combination of accounts, lien, charge or the right to which Producer is at any time otherwise entitled (whether by operation of law, by contract or otherwise).

38.	Compliance with Laws. This Agreement and the respective obligations of the Parties hereunder are subject to present and future valid laws and valid orders, rules and regulations of duly constituted authorities having jurisdiction.

39.	No Partnership; Relationship. This Agreement shall not create or be construed to create in any respect a partnership or any agency or joint venture relationship between the Parties. The relationship of Gavilon and Producer established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed: to give either Party the power to unilaterally direct and control the day-to-day activities of the other or to be considered an agent of the other; to constitute the Parties as partners, joint ventures, co-owners or otherwise; or to allow either Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever. Except as otherwise provided herein, nothing contained in this Agreement shall be construed as conferring any right or benefit on a person not a Party to this Agreement.

40.	Notice Addresses. Except as specifically otherwise provided herein, any notice or other written matter required or permitted to be given hereunder by one Party to the other Party pursuant to the terms and conditions of this Agreement, shall be deemed to be sufficiently given if delivered by hand or sent by certified mail, nationally recognized delivery service or by fax, and addressed as follows:

If to Gavilon:	Gavilon, LLC Eleven ConAgra Drive Omaha, NE 68102-5011 Attn: Senior Director – Renewable Fuels Fax: (402) 221-0228 Phone: (402) 889-4300 E-mail: Scott.Bunz@gavilon.com

With a copy to:	Gavilon, LLC Eleven ConAgra Drive, STE 11-160 Omaha, NE 68102 Fax: (402) 221-0228 Phone: (402) 889-4027 Attn: Legal Department E-mail: Kathryn.Murphy@gavilon.com

If to Producer:	Advanced BioEnergy, LLC 8000 Norman Center Drive, Suite 610 Bloomington, MN 55437 Fax: 763-226-2725 Phone: 763-226-2709 Attn: Richard Peterson Email: rpeterson@advancedbioenergy.com

With a copy to:	Lindquist & Vennum, P.L.L.P. 4200 IDS Center 80 South Eighth Street Minneapolis, MN 55402 Fax: 612-371-3207 Phone: 612-371-3285 Attn: Stanley J. Duran E-mail: sduran@lindquist.com

Where this Agreement indicates that notice or information may be provided electronically or by email, such notice or information shall be deemed provided if sent to the email address of such Party indicated above and shall be effective as of the date sent if sent prior to 5:00 p.m. Central Time on a Business Day, otherwise effective as of the next Business Day. Either Party may give notice to the other Party (in the manner herein provided) of a change in its address for notice. Any notice or other written matter shall be deemed to have been given and received: if delivered by hand, certified mail or delivery service on the date of delivery or the date delivery is refused; and, if sent by fax before or during normal business hours, on the Business Day of the sending of the notice and the machine-generated evidence of receipt or if after normal business hours, on the Business Day following the sending of the notice and the machine generated evidence of receipt.

41.	Costs to be Borne by Each Party. Producer and Gavilon shall each pay their own costs and expenses incurred in the negotiation, preparation and execution of this Agreement and of all documents referred to herein.

42.	Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if Producer and Gavilon had signed the same document and all counterparts will be construed together and constituted as one and the same instrument. Each counterpart signature may be executed and delivered to the other Party by facsimile machine or electronic transfer, and the signature as so transmitted shall be as binding upon the executing Party as its original signature, without the necessity of the recipient Party to establish original execution or the existence of such original signature or the document to which affixed, all of which shall be deemed waived.

43.	Severability. Any provision of this Agreement which is or becomes prohibited or unenforceable in any jurisdiction shall not invalidate or impair the remaining provisions of this Agreement, and the remaining terms of this Agreement shall continue in full force and effect or, if allowed by the law of the applicable jurisdiction, it shall be amended so as to most closely conform to the original intent of this Agreement without the offending provision, and as so amended shall continue in full force and effect.

44.	Headings; Interpretations. The article and section headings used herein are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless the context of this Agreement otherwise requires, (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; and (iii) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words shall refer to this entire Agreement.

45.	Waiver. No delay or omission in the exercise of any right, power or remedy hereunder shall impair such right, power or remedy or be construed to be a waiver of any default or acquiescence therein.

46.	Interpretation. This Agreement shall not be interpreted against the Party drafting or causing the drafting of this Agreement. All Parties hereto have participated in the preparation of this Agreement.

47.	Incorporation of Exhibits/Schedules. The exhibits and schedules attached hereto form an integral part of this Agreement and are hereby incorporated herein by reference.

48.	Deferred Lease Payment. As a condition to entering into this Agreement, Producer acknowledges that certain rental rates for the Cars under the Existing Lease are being increased as set forth on Exhibit A. Provided that an Approval has not occurred prior to June 1, 2012, and provided that an Approval subsequently occurs prior to October 1, 2012, then Producer shall also pay to Gavilon within two (2) business days after the Approval the following amount: $* per calendar month (prorated for any partial month) for the period of time starting on June 1, 2012 and ending on the date of the Approval. The parties acknowledge that the monthly rate is determined by multiplying $* times the 199 Cars which are described in the Existing Lease.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed and delivered as of the day and year first above written.

GAVILON, LLC

By:	/s/ illegible

Its: VP Trade Operations

Date: May 4, 2012

ABE SOUTH DAKOTA, LLC

By:	/s/ Richard Peterson

Its: CEO

Date: May 4,2012

ABE FAIRMONT, LLC

By:	/s/ Richard Peterson

Its: CEO

Date: May 4, 2012

Acknowledgement and Agreement

The undersigned officer of Advanced BioEnergy, LLC, a Delaware limited liability company (“Parent Company”), acknowledges and agrees that it is providing the ABE LOC (as described in Section 18 of this Agreement) as partial consideration for Gavilon, LLC, a Delaware limited liability company, and Gavilon Ingredients, LLC, a Delaware limited liability company (collectively, “Gavilon”), entering into (i) this Agreement, (ii) two ethanol marketing agreements, each dated concurrently herewith, and (iii) one distillers grains marketing agreement, dated concurrently herewith, in each case with wholly-owned subsidiaries of the Parent Company, and is not guarantying any payment or performance with respect to the aforementioned agreements except to the extent of its obligations on the ABE LOC.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard Peterson

Its: CEO

Date: May 4, 2012

Rail Car Sublease Agreement

Signature Page

EXHIBIT A

Car Number		Exp. Date	Rate (Per Car Per Month)
GATX	205930	6/30/2017	$	*
GATX	205931	6/30/2017	$	*
GATX	205932	6/30/2017	$	*
GATX	205933	6/30/2017	$	*
GATX	205934	6/30/2017	$	*
GATX	205935	6/30/2017	$	*
GATX	205936	6/30/2017	$	*
GATX	205937	6/30/2017	$	*
GATX	205938	6/30/2017	$	*
GATX	205939	6/30/2017	$	*
GATX	205940	6/30/2017	$	*
GATX	205941	6/30/2017	$	*
GATX	205942	6/30/2017	$	*
GATX	205943	6/30/2017	$	*
GATX	205944	6/30/2017	$	*
GATX	205945	6/30/2017	$	*
GATX	205946	6/30/2017	$	*
GATX	205947	6/30/2017	$	*
GATX	205948	6/30/2017	$	*
GATX	205949	6/30/2017	$	*
GATX	205950	6/30/2017	$	*
GATX	205951	6/30/2017	$	*
GATX	205952	6/30/2017	$	*
GATX	205953	6/30/2017	$	*
GATX	205954	6/30/2017	$	*
GATX	205955	6/30/2017	$	*
GATX	205956	6/30/2017	$	*
GATX	205957	6/30/2017	$	*
GATX	205958	6/30/2017	$	*
GATX	205959	6/30/2017	$	*
GATX	205960	6/30/2017	$	*
GATX	205961	6/30/2017	$	*
GATX	205962	6/30/2017	$	*
GATX	205963	6/30/2017	$	*
GATX	205964	6/30/2017	$	*
GATX	205965	6/30/2017	$	*
GATX	205966	6/30/2017	$	*
GATX	205967	6/30/2017	$	*

Exhibit A-1

GATX	205968	6/30/2017	$	*
GATX	205969	6/30/2017	$	*
GATX	205970	6/30/2017	$	*
GATX	205971	6/30/2017	$	*
GATX	205972	6/30/2017	$	*
GATX	205973	6/30/2017	$	*
GATX	205974	6/30/2017	$	*
GATX	205975	6/30/2017	$	*
GATX	205976	6/30/2017	$	*
GATX	205977	6/30/2017	$	*
GATX	205978	6/30/2017	$	*
GATX	205979	6/30/2017	$	*
GATX	205980	6/30/2017	$	*
GATX	205981	6/30/2017	$	*
GATX	205982	6/30/2017	$	*
GATX	205983	6/30/2017	$	*
GATX	205984	6/30/2017	$	*
GATX	205985	6/30/2017	$	*
GATX	205986	6/30/2017	$	*
GATX	205987	6/30/2017	$	*
GATX	205988	6/30/2017	$	*
GATX	205989	6/30/2017	$	*
GATX	205990	6/30/2017	$	*
GATX	205991	6/30/2017	$	*
GATX	205992	6/30/2017	$	*
GATX	205993	6/30/2017	$	*
GATX	205994	6/30/2017	$	*
GATX	205995	6/30/2017	$	*
GATX	205996	6/30/2017	$	*
GATX	205997	6/30/2017	$	*
GATX	205998	6/30/2017	$	*
GATX	205999	6/30/2017	$	*
GATX	206000	6/30/2017	$	*
GATX	206001	6/30/2017	$	*
GATX	206002	6/30/2017	$	*
GATX	206003	6/30/2017	$	*
GATX	206004	6/30/2017	$	*
GATX	206005	6/30/2017	$	*
GATX	206006	6/30/2017	$	*
GATX	206007	6/30/2017	$	*
GATX	206008	6/30/2017	$	*

Exhibit A-2

GATX	206009	6/30/2017	$	*
GATX	206010	6/30/2017	$	*
GATX	206011	6/30/2017	$	*
GATX	206012	6/30/2017	$	*
GATX	206013	6/30/2017	$	*
GATX	206014	6/30/2017	$	*
GATX	206015	6/30/2017	$	*
GATX	206016	6/30/2017	$	*
GATX	206017	6/30/2017	$	*
GATX	206018	6/30/2017	$	*
GATX	206019	6/30/2017	$	*
GATX	206020	6/30/2017	$	*
GATX	206021	6/30/2017	$	*
GATX	206022	6/30/2017	$	*
GATX	206023	6/30/2017	$	*
GATX	206024	6/30/2017	$	*
GATX	206025	6/30/2017	$	*
GATX	206026	6/30/2017	$	*
GATX	206027	6/30/2017	$	*
GATX	206028	6/30/2017	$	*
GATX	206029	6/30/2017	$	*
GATX	206030	6/30/2014	$	*
GATX	206031	6/30/2014	$	*
GATX	206032	6/30/2014	$	*
GATX	206033	6/30/2014	$	*
GATX	206034	6/30/2014	$	*
GATX	206035	6/30/2014	$	*
GATX	206036	6/30/2014	$	*
GATX	206037	6/30/2014	$	*
GATX	206038	6/30/2014	$	*
GATX	206039	6/30/2014	$	*
GATX	206040	6/30/2014	$	*
GATX	206041	6/30/2014	$	*
GATX	206042	6/30/2014	$	*
GATX	206043	6/30/2014	$	*
GATX	206044	6/30/2014	$	*
GATX	206045	6/30/2014	$	*
GATX	206046	6/30/2014	$	*
GATX	206047	6/30/2014	$	*
GATX	206048	6/30/2014	$	*
GATX	206049	6/30/2014	$	*

Exhibit A-3

GATX	206050	6/30/2014	$	*
GATX	206051	6/30/2014	$	*
GATX	206052	6/30/2014	$	*
GATX	206053	6/30/2014	$	*
GATX	206054	6/30/2014	$	*
GATX	206055	6/30/2014	$	*
GATX	206056	6/30/2014	$	*
GATX	206057	6/30/2014	$	*
GATX	206058	6/30/2014	$	*
GATX	206059	6/30/2014	$	*
GATX	206060	6/30/2014	$	*
GATX	206061	6/30/2014	$	*
GATX	206062	6/30/2014	$	*
GATX	206063	6/30/2014	$	*
GATX	206064	6/30/2014	$	*
GATX	206065	6/30/2014	$	*
GATX	206066	6/30/2014	$	*
GATX	206067	6/30/2014	$	*
GATX	206068	6/30/2014	$	*
GATX	206069	6/30/2014	$	*
GATX	206070	6/30/2014	$	*
GATX	206071	6/30/2014	$	*
GATX	206072	6/30/2014	$	*
GATX	206073	6/30/2014	$	*
GATX	206074	6/30/2014	$	*
GATX	206075	6/30/2014	$	*
GATX	206076	6/30/2014	$	*
GATX	206077	6/30/2014	$	*
GATX	206078	6/30/2014	$	*
GATX	206079	6/30/2014	$	*
GATX	206080	6/30/2014	$	*
GATX	206081	6/30/2014	$	*
GATX	206082	6/30/2014	$	*
GATX	206083	6/30/2014	$	*
GATX	206084	6/30/2014	$	*
GATX	206085	6/30/2014	$	*
GATX	206086	6/30/2014	$	*
GATX	206087	6/30/2014	$	*
GATX	206088	6/30/2014	$	*
GATX	206089	6/30/2014	$	*
GATX	206090	6/30/2014	$	*

Exhibit A-4

GATX	206091	6/30/2014	$	*
GATX	206092	6/30/2014	$	*
GATX	206093	6/30/2014	$	*
GATX	206094	6/30/2014	$	*
GATX	206095	6/30/2014	$	*
GATX	206096	6/30/2014	$	*
GATX	206097	6/30/2014	$	*
GATX	206098	6/30/2014	$	*
GATX	206099	6/30/2014	$	*
GATX	206100	6/30/2014	$	*
GATX	206101	6/30/2014	$	*
GATX	206102	6/30/2014	$	*
GATX	206103	6/30/2014	$	*
GATX	206104	6/30/2014	$	*
GATX	206105	6/30/2014	$	*
GATX	206106	6/30/2014	$	*
GATX	206107	6/30/2014	$	*
GATX	206108	6/30/2014	$	*
GATX	206109	6/30/2014	$	*
GATX	206110	6/30/2014	$	*
GATX	206111	6/30/2014	$	*
GATX	206112	6/30/2014	$	*
GATX	206113	6/30/2014	$	*
GATX	206114	6/30/2014	$	*
GATX	206115	6/30/2014	$	*
GATX	206116	6/30/2014	$	*
GATX	206117	6/30/2014	$	*
GATX	206119	6/30/2014	$	*
GATX	206120	6/30/2014	$	*
GATX	206121	6/30/2014	$	*
GATX	206122	6/30/2014	$	*
GATX	206123	6/30/2014	$	*
GATX	206124	6/30/2014	$	*
GATX	206125	6/30/2014	$	*
GATX	206126	6/30/2014	$	*
GATX	206127	6/30/2014	$	*
GATX	206128	6/30/2014	$	*
GATX	206129	6/30/2014	$	*
GATX	206130	6/30/2019	$	*
GATX	206131	6/30/2019	$	*
GATX	206132	6/30/2019	$	*

Exhibit A-5

GATX	206134	6/30/2019	$	*
GATX	206135	6/30/2019	$	*
GATX	206136	6/30/2019	$	*
GATX	206137	6/30/2019	$	*
GATX	206138	6/30/2019	$	*
GATX	206139	6/30/2019	$	*
GATX	206140	6/30/2019	$	*
GATX	206141	6/30/2019	$	*
GATX	206142	6/30/2019	$	*
GATX	206143	6/30/2019	$	*
GATX	206144	6/30/2019	$	*
GATX	206145	6/30/2019	$	*
GATX	206146	6/30/2019	$	*
GATX	206147	6/30/2019	$	*
GATX	206148	6/30/2019	$	*
GATX	206149	6/30/2019	$	*
GATX	206150	6/30/2019	$	*
GATX	206151	6/30/2019	$	*
GATX	206152	6/30/2019	$	*
GATX	206153	6/30/2019	$	*
GATX	206154	6/30/2019	$	*
GATX	206155	6/30/2019	$	*
GATX	206156	6/30/2019	$	*
GATX	206157	6/30/2019	$	*
GATX	206158	6/30/2019	$	*
GATX	206159	6/30/2019	$	*
GATX	206160	6/30/2019	$	*
GATX	206161	6/30/2019	$	*
GATX	206162	6/30/2019	$	*
GATX	206163	6/30/2019	$	*
GATX	206164	6/30/2019	$	*
GATX	206165	6/30/2019	$	*
GATX	206166	6/30/2019	$	*
GATX	206167	6/30/2019	$	*
GATX	206168	6/30/2019	$	*
GATX	206169	6/30/2019	$	*
GATX	206170	6/30/2019	$	*
GATX	206171	6/30/2019	$	*
GATX	206172	6/30/2019	$	*
GATX	206173	6/30/2019	$	*
GATX	206174	6/30/2019	$	*

Exhibit A-6

GATX	206175	6/30/2019	$	*
GATX	206176	6/30/2019	$	*
GATX	206177	6/30/2019	$	*
GATX	206178	6/30/2019	$	*
GATX	206179	6/30/2019	$	*
GATX	206180	6/30/2019	$	*
GATX	206181	6/30/2019	$	*
GATX	206182	6/30/2019	$	*
GATX	206183	6/30/2019	$	*
GATX	206184	6/30/2019	$	*
GATX	206185	6/30/2019	$	*
GATX	206186	6/30/2019	$	*
GATX	206187	6/30/2019	$	*
GATX	206188	6/30/2019	$	*
GATX	206189	6/30/2019	$	*
GATX	206190	6/30/2019	$	*
GATX	206191	6/30/2019	$	*
GATX	206192	6/30/2019	$	*
GATX	206193	6/30/2019	$	*
GATX	206194	6/30/2019	$	*
GATX	206195	6/30/2019	$	*
GATX	206196	6/30/2019	$	*
GATX	206197	6/30/2019	$	*
GATX	206198	6/30/2019	$	*
GATX	206199	6/30/2019	$	*
GATX	206200	6/30/2019	$	*
GATX	206201	6/30/2019	$	*
GATX	206202	6/30/2019	$	*
GATX	206203	6/30/2019	$	*
GATX	206204	6/30/2019	$	*
GATX	206205	6/30/2019	$	*
GATX	206206	6/30/2019	$	*
GATX	206207	6/30/2019	$	*
GATX	206208	6/30/2019	$	*
GATX	206209	6/30/2019	$	*
GATX	206210	6/30/2019	$	*
GATX	206211	6/30/2019	$	*
GATX	206212	6/30/2019	$	*
GATX	206213	6/30/2019	$	*
GATX	206214	6/30/2019	$	*
GATX	206215	6/30/2019	$	*

Exhibit A-7

GATX	206216	6/30/2019	$	*
GATX	206217	6/30/2019	$	*
GATX	206218	6/30/2019	$	*
GATX	206219	6/30/2019	$	*
GATX	295220	6/30/2019	$	*
GATX	206221	6/30/2019	$	*
GATX	206222	6/30/2019	$	*
GATX	206223	6/30/2019	$	*
GATX	206224	6/30/2019	$	*
GATX	206225	6/30/2019	$	*
GATX	206226	6/30/2019	$	*
GATX	206227	6/30/2019	$	*
GATX	206228	6/30/2019	$	*
GATX	206229	6/30/2019	$	*

Exhibit A-8

EXHIBIT C

Insurance Requirements

Producer shall keep or cause to be kept with insurance companies acceptable to Gavilon, railroad liability or commercial general liability insurance with no rail cars operations exclusions, including sudden and accidental pollution liability coverage, property damage and bodily injury in a combined single limit of not less than $2,000,000 per occurrence. Producer shall provide to Gavilon on or prior to delivery and within fifteen (15) days after policy expiration or replacement thereof, original signed certificates of insurance in such form and terms as required by Gavilon including any other reasonable policy information that Gavilon may require from time to time to evidence Producer’s compliance.

Exhibit C

EXHIBIT D

GATX	206130	6/30/2019	$	*
GATX	206131	6/30/2019	$	*
GATX	206132	6/30/2019	$	*
GATX	206134	6/30/2019	$	*
GATX	206135	6/30/2019	$	*
GATX	206136	6/30/2019	$	*
GATX	206137	6/30/2019	$	*
GATX	206138	6/30/2019	$	*
GATX	206139	6/30/2019	$	*
GATX	206140	6/30/2019	$	*
GATX	206141	6/30/2019	$	*
GATX	206142	6/30/2019	$	*
GATX	206143	6/30/2019	$	*
GATX	206144	6/30/2019	$	*
GATX	206145	6/30/2019	$	*
GATX	206146	6/30/2019	$	*
GATX	206147	6/30/2019	$	*
GATX	206148	6/30/2019	$	*
GATX	206149	6/30/2019	$	*
GATX	206150	6/30/2019	$	*
GATX	206151	6/30/2019	$	*
GATX	206152	6/30/2019	$	*
GATX	206153	6/30/2019	$	*
GATX	206154	6/30/2019	$	*
GATX	206155	6/30/2019	$	*
GATX	206156	6/30/2019	$	*
GATX	206157	6/30/2019	$	*
GATX	206158	6/30/2019	$	*
GATX	206159	6/30/2019	$	*
GATX	206160	6/30/2019	$	*
GATX	206161	6/30/2019	$	*
GATX	206162	6/30/2019	$	*
GATX	206163	6/30/2019	$	*
GATX	206164	6/30/2019	$	*
GATX	206165	6/30/2019	$	*
GATX	206166	6/30/2019	$	*
GATX	206167	6/30/2019	$	*
GATX	206168	6/30/2019	$	*
GATX	206169	6/30/2019	$	*
GATX	206170	6/30/2019	$	*
GATX	206171	6/30/2019	$	*

Exhibit D-1

GATX	206172	6/30/2019	$	*
GATX	206173	6/30/2019	$	*
GATX	206174	6/30/2019	$	*
GATX	206175	6/30/2019	$	*
GATX	206176	6/30/2019	$	*
GATX	206177	6/30/2019	$	*
GATX	206178	6/30/2019	$	*
GATX	206179	6/30/2019	$	*
GATX	206180	6/30/2019	$	*
GATX	206181	6/30/2019	$	*
GATX	206182	6/30/2019	$	*
GATX	206183	6/30/2019	$	*
GATX	206184	6/30/2019	$	*
GATX	206185	6/30/2019	$	*
GATX	206186	6/30/2019	$	*
GATX	206187	6/30/2019	$	*
GATX	206188	6/30/2019	$	*
GATX	206189	6/30/2019	$	*
GATX	206190	6/30/2019	$	*
GATX	206191	6/30/2019	$	*
GATX	206192	6/30/2019	$	*
GATX	206193	6/30/2019	$	*
GATX	206194	6/30/2019	$	*
GATX	206195	6/30/2019	$	*
GATX	206196	6/30/2019	$	*
GATX	206197	6/30/2019	$	*
GATX	206198	6/30/2019	$	*
GATX	206199	6/30/2019	$	*
GATX	206200	6/30/2019	$	*
GATX	206201	6/30/2019	$	*
GATX	206202	6/30/2019	$	*
GATX	206203	6/30/2019	$	*
GATX	206204	6/30/2019	$	*
GATX	206205	6/30/2019	$	*
GATX	206206	6/30/2019	$	*
GATX	206207	6/30/2019	$	*
GATX	206208	6/30/2019	$	*
GATX	206209	6/30/2019	$	*
GATX	206210	6/30/2019	$	*
GATX	206211	6/30/2019	$	*
GATX	206212	6/30/2019	$	*
GATX	206213	6/30/2019	$	*
GATX	206214	6/30/2019	$	*

Exhibit D-2

GATX	206215	6/30/2019	$	*
GATX	206216	6/30/2019	$	*
GATX	206217	6/30/2019	$	*
GATX	206218	6/30/2019	$	*
GATX	206219	6/30/2019	$	*
GATX	206220	6/30/2019	$	*
GATX	206221	6/30/2019	$	*
GATX	206222	6/30/2019	$	*
GATX	206223	6/30/2019	$	*
GATX	206224	6/30/2019	$	*
GATX	206225	6/30/2019	$	*
GATX	206226	6/30/2019	$	*
GATX	206227	6/30/2019	$	*
GATX	206228	6/30/2019	$	*
GATX	206229	6/30/2019	$	*

Exhibit D-3

EXHIBIT E

Existing Leases

That certain Rail Car Sublease Agreement dated September 23, 2010, by and between Gavilon and Producer I, as amended by that certain First Amendment of Rail Car Sublease dated January 25, 2012.

The ACFX Cars are:

ACFX	71286
ACFX	73136
ACFX	79426
ACFX	79726
ACFX	200267
ACFX	200268
ACFX	200270
ACFX	200271
ACFX	200272
ACFX	200273
ACFX	200274
ACFX	200275
ACFX	200276
ACFX	200278

Exhibit E